                              OFFICER'S CERTIFICATE

         I do hereby certify and represent that:

         1. I am the duly elected Secretary of deCODE genetics, Inc., a Delaware corporation.

         2. Pursuant to Rule 306(a) of Regulation S-T, the following exhibit
10.42 to deCODE genetics, Inc.'s Annual Report on Form 10-K is a fair and accurate English translation of a document prepared in the Icelandic language.

         IN WITNESS WHEREOF, I have signed this Officer's Certificate in my capacity as Secretary of deCODE genetics, Inc. on this 21 day of March, 2002.


                                  By:        /s/ Tanya Zharov
                                             -----------------------------------
                                  Name:      Tanya Zharov
                                  Title:     Secretary and Corporate Counsel

                                                                   Exhibit 10.42



                                 Currency Swap

Contract Identification:           0500/GMVT/01122701

Contracting parties:               Sturlugata 8 ehf., State Reg. No.
                                   581201-2490, Sturlugata 8, 101 Reykjavik,
                                   hereinafter referred to as the Customer and
                                   Islandsbanki-FBA hf., State Reg. No.
                                   550500-3530, Kirkjusandur 2, 155 Reykjavik,
                                   hereinafter referred to as the Bank.

Contract Date:                     21 December 2001

First interest day:                1 January 2002

Final date:                        1 December 2008

Exchange of amounts during the     The Contracting Parties pay their principals
term of the Contract:              in 7 equal instalments annually, starting on
                                   1 December 2002.

Customer commitment:

Principal:                         Currency    Foreign amount         Initial           Initial ISK
                                                                  conversion value       Equivalent
                                   ------------------------------------------------------------------
                                     USD        13,789,027.87         101.53          1,400,000,000.-
                                   ------------------------------------------------------------------
                                                                         Total ISK    1,400,000,000.-

Interest term                      3 months at a time

First due date
            Interest               1 March 2002.

           Instalments             1 December 2002

Instalments                        The above principals shall be paid in 7 equal
                                   instalments annually.

Rate of interest                   LIBOR-BBA in accordance with the below +
                                   2.85% margin annually

Initial rate of interest           Currency     Base interest       Margin (%)      Total interest (%)
                                                    rate
                                   ------------------------------------------------------------------
                                      USD                              2.85
                                   ------------------------------------------------------------------
                                   The interest determination will be 28 December 2001

Banking day rule                   The following banking day.

Day rule                           A/360 and 30/360 for ISK.

Payment terms                      The Bank shall withdraw from the account of
                                   the Customer on the due dates as follows:

                                   Currency   Account Number
                                   USD        xxx-38-xxxxxx

Bank's commitment

Principal                          ISK 1,400,000,000.-

Indexation                         The principal is linked to the consumer price
                                   index

           Base index              219.5
Interest term                      One year at a time

First due date                     1 December 2002

Instalments                        The above principal shall be paid in 7 equal
                                   instalments. Due dates of instalments and
                                   interest are the same.

Rate of interest                   The fixed interest rate is 8.5% per year.

Banking day rule                   The following banking day.

Day rule                           30/360

Payment terms                      The Bank shall deposit on the Customer's bank
                                   account No. xxx-xx-xxxxxx on the due dates.

Gjaldmiolaskiptasamningur Sturlugotu 8 ehf.               Numer:0500GMVT01122701
og Islandsbanka-FBA


General terms:                     In the event that the losses of the Customer
                                   as a result of the Contract exceed 50% of the
                                   market value of the collateral placed as
                                   security for the trading, ISFBA my require
                                   the customer to provide security/additional
                                   security, which ISFBA considers adequate,
                                   within 3-7 days. The same applies even if
                                   there is no loss on the Contract if the
                                   market value of the collateral falls.

                                   Requests for collateral will be made by
                                   telephone, e-mail or fax. Notification shall be regarded as sent to the correct address if it has been sent to the e-mail address / fax number supplied by the Customer. A notice given over the telephone is regarded as being immediately notified to the Customer.

                                   In the event that the Customer does not
                                   provide security/additional security within the time limit set, ISFBA may, without any obligation to do so, call in or terminate the Contract without notice.

                                   In addition to the provisions of this
                                   Contract, the General Terms for the Market
                                   Transactions of Islandsbanki-FBA and the
                                   General Terms on Interest and Currency Swaps published by the Icelandic Bankers'
                                   Association and the Icelandic Savings Banks'
                                   Association in February 1998 (1 Edition) shall apply. The Customer has acquainted himself with these terms. In the event of conflicts between this Contract and the General Terms the provisions of this Contract shall apply.

Signature:                         In witness hereof, the parties have signed
                                   this Contract in two identical copies, one
                                   copy to be retained by each party. By his
                                   signature the Customer authorises the above
                                   account transfers. The Customer furthermore
                                   confirms by his signature that he has
                                   acquainted himself with the nature of
                                   currency and interest swap contracts and that
                                   he has had the benefit of advice from an
                                   expert outside the Bank before he signed the
                                   Contract.


Reykjavik, 27 December 2001

Islandsbanki-FBA hf.                         Sturlugata 8 ehf.

Guomundur P Guomundsson [sign.]              Tomas Sigurosson [sign.]

Porvaldur Egilsson [sign.]